Risk management and financial instruments	6 Months Ended
Jun. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments

Note 22 – Risk management and financial instruments

The majority of gross earnings from our drilling units are receivable in U.S. dollars and the majority of our other transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we have operations and assets in a number of countries worldwide and incur expenditures in other currencies, causing our results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the U.S. dollar. Historically, we have been exposed to changes in interest rates on floating interest debt, and to the impact of changes in currency rates on NOK and SEK denominated debt. Due to the filing of the Bankruptcy Petitions, interest is no longer incurred on our unsecured bonds and they are held at the foreign exchange rate as at the Petition Date. Interest continues to be incurred on the floating interest debt but is recognized as an adequate protection payment for those facilities held as subject to compromise. Interest on floating rate debt not held as subject to compromise continues to be paid and recognized in the Consolidated Statement of Operations. There is thus a risk that interest rate fluctuations will have a positive or negative effect on the value of our cash flows.

Prior to filing for Chapter 11, we entered into derivative agreements to mitigate the risk of currency and interest rate fluctuations. However, filing for Chapter 11 triggered an event of default under each of our International Swaps and Derivatives Agreements (ISDA). As a result, our counterparties terminated all outstanding transactions governed by the ISDA, effective September 13, 2017. The derivative transactions are recognized at the recoverable amount under the ISDA’s as agreed with our lenders. As of December 31, 2017 and June 30, 2018 we had $249 million in estimated derivative instrument settlements payable, reflected in the liabilities subject to compromise on the Consolidated Balance Sheet. Refer to Note 4 “Liabilities subject to compromise” for further information.

Interest rate risk management

Our exposure to interest rate risk relates mainly to our floating interest rate debt and balances of surplus funds placed with financial institutions. The exposure related to our floating interest debt has reduced since filing for Chapter 11, as noted above. We have historically managed this risk through the use of interest rate swaps and other derivative arrangements and continue to do so for some of our facilities which are not subject to compromise. Our objective is to obtain the most favorable interest rate borrowings available without increasing our foreign currency exposure. The extent to which we utilized interest rate swaps and other derivatives to manage our interest rate risk has been determined by the net debt exposure.

Interest rate swap agreements not qualified for hedge accounting

At the date of filing for Chapter 11, we had interest rate swap agreements with maturity dates between November 2, 2017 and January 29, 2027, which swapped the floating element of interest on our facilities for fixed rates ranging between 0.74% and 3.34%. In addition, we had an interest rate swap contract principal, which was entered into in February 2014 with a forward start in March 2016, under which it pays a floating rate of LIBOR and receive a fixed rate of 2.12%. These agreements did not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under “Gain/(loss) on derivative financial instruments”. We recognized total realized and unrealized losses of $18 million for the six months to June 30, 2017. No gains or losses were made in the six months to June 30, 2018 following the termination of interest rate swaps under the ISDA.

Cross currency interest rate swaps not qualified as hedge accounting

At the date of filing for Chapter 11, we had outstanding cross currency interest rate swaps with maturity dates between March 2018 and March 2019 at fixed rates ranging from 4.94% to 6.18%. These agreements did not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements were included in the Consolidated Statement of Operations under “Gain/(loss) on derivative financial instruments”. We recognized total realized and unrealized gains of $29 million for the six months to June 30, 2017. No gains or losses were made in the six months to June 30, 2018 following the termination of the cross-currency interest rate swaps under the ISDA.

Interest rate swaps agreements qualified for hedge accounting

A Ship Finance subsidiary consolidated by Seadrill as a Variable Interest Entity (“VIE”) (refer to Note 23 “Variable Interest Entities”) has entered into interest rate swaps in order to mitigate its exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of the West Linus. These interest rate swaps qualify for hedge accounting and any changes in fair value are initially recorded within Other Comprehensive Income and then reclassified to the Consolidated Statement of Operations on settlement of the swap.

Below is a summary of the notional amount, fixed interest rate payable and duration of the outstanding principal as at June 30, 2018.

Variable interest entity	Outstanding principal as at June 30, 2018 (In $ millions)	Receive rate	Pay rates	Length of contracts
SFL Linus Limited (West Linus)	141	1—3 month LIBOR	1.77—2.01%	Dec 2013—Dec 2018

The total fair value of interest swaps under hedge accounting at June 30, 2018 amounted to an asset of $0.4 million (December 31, 2017: liability of $1 million), classified as “Other current assets” in the Consolidated Balance Sheet.

In the six months ended June 30, 2018, the VIE Ship Finance subsidiary recorded $0.3 million fair value gains (six months ended June 30, 2017: $1 million fair value gains). Any such gains or losses recorded by the VIE in OCI are allocated to non-controlling interests due to their ownership by Ship Finance.

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIE, and therefore the Company, recognized no gain or loss due to hedge ineffectiveness in the consolidated financial statements during the six months ended June 30, 2018 (six months ended June 30, 2017: no fair value gain or loss). The net cash settlements on these swaps for the six months ended June 30, 2018 was $0.1 million (six months ended June 30, 2017: $0.6 million).

Interest Rate Cap

On May 11, 2018, we purchased an interest rate cap for $68 million to mitigate our exposure to future increases in LIBOR on our floating rate debt. The capped rate against the 3-month US LIBOR is 2.87% and covers the period from June 15, 2018 to June 15, 2023. The principal amount covered by the cap as at June 30, 2018 is $4.5 billion. As at June 30, 2018, the fair value of the interest rate cap was $61 million.

We did not designate the interest rate cap for hedge accounting and accordingly changes in the fair value of the interest rate cap are recorded in net income. We classified the unrealized loss in the period to June 30, 2018 of $7 million under the line item “(Loss) / gain on derivative financial instruments” in the Consolidated Statement of Operations.

Foreign exchange risk management

Seadrill and the majority of our subsidiaries use the U.S. dollar as the functional currency because the majority of the revenues and expenses are denominated in U.S. dollars. Accordingly, our reporting currency is also U.S. dollars. We do, however, earn revenue and incur expenses in other currencies and there is thus a risk that currency fluctuations could have an adverse effect on the value of our cash flows. Prior to entering Chapter 11 we were exposed to the impact of changes in currency exchange rates on NOK and SEK denominated debt. Prior to September 13, 2017, we had entered into derivative agreements to mitigate the risk of exchange rate fluctuations.

Foreign currency forwards not qualified for hedge accounting

As at June 30, 2018 and 2017 we had no outstanding forward currency agreements.

Other derivative agreements

Archer convertible debt instrument

On April 26, 2017 we agreed with Archer to convert total outstanding subordinated loans provided to Archer, inclusive of associated fees and interest, with a carrying value of $37 million, into a $45 million loan. The new loan receivable is a convertible debt instrument comprised of a debt instrument and a conversion option, classed as an embedded derivative. Both elements are required to be measured at fair value at each reporting date. The fair value of the new loan receivable as at inception, April 26, 2017, was $56 million, resulting in a $19 million gain on the extinguishment of the original subordinated debt in the statement of operations.

At at June 30, 2018 the fair value of the convertible debt instrument was $58 million of which the split between debt and embedded derivative option was $46 million and $12 million respectively. The debt and embedded derivative option was revalued at the period end and we have recognized a fair value gain on the debt component of $2 million and a fair value gain on the embedded conversion option of $4 million for the six months ending June 30, 2018.

Realized and unrealized gains and losses

The total realized and unrealized gains and losses recognized in the Consolidated Statement of Operations relating to above derivative arrangements for the six months ended June 30, 2018 and 2017 are as follows:

(In $ millions)	Six Months Ended June 30,
(Losses)/Gains recognized in the consolidated statement of operations relating to derivative financial instruments	2018	2017
Interest rate swap agreements not qualified as hedge accounting	(1)	(18)
Cross currency interest rate swaps not qualified as hedge accounting	—	29
Foreign currency spot trades not qualified as hedge accounting	—	1
Convertible loan agreement	4	(5)
Interest rate cap	(7)	—

(Loss)/Gain on derivative financial instruments	(4)	7

Fair values of financial instruments

The carrying value and estimated fair value of our financial instruments as at June 30, 2018 and December 31, 2017 were as follows

Financial assets

	As at June 30, 2018		As at December 31, 2017
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Cash and cash equivalents	809	809	1,255	1,255
Restricted cash	409	409	104	104
Derivative Asset—interest rate cap	61	61	—	—
Related party loans receivable—short term	18	18	25	25
Related party loans receivable—long term	547	535	522	515

Financial liabilities

As at June 30, 2018, we had outstanding floating rate interest bearing debt with carrying value of $6.2 billion (December 31, 2017: $6.4 billion), of which $5.3 billion (December 31, 2017: $5.4 billion) was held as subject to compromise. As a result of filing for Chapter 11, the fair value of our floating rate interest bearing debt cannot be reasonably determined.

As at June 30, 2018 and December 31, 2017, we had outstanding fixed and floating interest bonds with carrying value of $1.7 billion and $0.6 billion respectively. These were held as a liability subject to compromise on the Consolidated Balance Sheet. As a result of filing for Chapter 11, the fair value of our floating or fixed rate interest bonds cannot be reasonably determined.

As at June 30, 2018 we had outstanding related party fixed rate debt with carrying value of $314 million and fair value of $219 million (December 31, 2017: carrying value of $314 million and fair value of $218 million).

As at June 30, 2018, and December 31, 2017 we had $39 million of interest rate swaps and $210 million of cross currency interest rate swaps classified as liabilities subject to compromise. The balance reflects the terminated value claimed by the counterparty as at September 13, 2017. As a result, the carrying and fair value of the financial instrument as at June 30, 2018 and December 31, 2017 would be $249 million.

Fair value considerations

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level 3 of the hierarchy).

Level 1 input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Level 2 inputs are inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The carrying value of cash and cash equivalents and restricted cash, which are liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the related party loans receivable from Seadrill Partners, SeaMex and Seabras Sapura are estimated to be equal to the carrying value. This debt is not freely tradable and cannot be recalled by us at prices other than specified in the loan note agreements. The loans were entered into at market rates. They are categorized as level 2 on the fair value measurement hierarchy. Other trading balances with related parties are not shown in the table above and are covered under Note 24-“Related party transactions”. The fair value of other trading balances with related parties are also assumed to be equal to their carrying value.

The related party convertible loan receivable from Archer has been fair valued for the debt and conversion option components. We have categorized this at level 3 on the fair value measurement hierarchy.

The fair value of the loans provided by Ship Finance to our VIE’s are derived using the Discounted Cash Flow (DCF) model. The cost of debt of 11% was used to estimate the present value of the future cash flows. We have categorized this at level 2 on the fair value measurement hierarchy. Refer to Note 24 “Related party transactions” for further information.

To calculate the fair value of the AOD redeemable non-controlling interest shares, we first estimated the fair value of AOD in total and then allocated this between the shares held by us and by those held by the non-controlling interest. We estimated the fair values of AOD in total by adjusting the Consolidated Balance Sheet position of AOD as at June 30, 2018 for an updated fair value of the three drilling units: AOD I, AOD II and AOD III. We derived the fair value of the three drilling units using a market approach. We have categorized this at level 3 on the fair value measurement hierarchy. Refer to Note 20 – Redeemable non-controlling interest for further information.

Financial assets that are measured at fair value on a recurring basis:

		Fair value measurements as at the reporting date using
(In $ millions)	Total fair value As at June 30, 2018	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets:
Marketable securities - current asset	121	121	—	—
Interest rate cap – current asset	61	—	61	—
Convertible debt instruments - non-current asset	58	—	—	58

Total assets	240	121	61	58

		Fair value measurements as at the reporting date using
(In $ millions)	Total fair value As at December 31, 2017	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets:
Marketable securities - current asset	124	124	—	—
Convertible debt instrument - non-current asset	52	—	—	52

Total assets	176	124	—	52

Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.

The fair value of the interest rate cap is calculated using well-established independent valuation techniques using expected LIBOR interest rates and counterparty non-performance credit risk assumptions as at June 30, 2018. The calculation of the credit risk in the cap values is subject to a number of assumptions included an assumed credit default swap rate based on recovery rate from the counterparty that we hold the interest rate cap with, given an event of default.

The convertible debt instrument is bifurcated into two elements. The fair value of the embedded derivative option is calculated using a modified version of the Black-Scholes formula for a currency translated option. Assumptions include Archer’s share price in NOK, NOK/USD FX volatility and dividend yield. The fair value of the debt component is derived using the DCF model including assumptions relating to cost of debt and credit risk associated to the instrument.

The following table is a reconciliation of the convertible debt instrument classified within Level 3 of the valuation hierarchy for the periods indicated:

(In $ millions)	Total fair value (Level 3)
As at December 31, 2017	52
Change in fair valued recognized in the Statement of Operations	4
Change in fair value recognized in Other Comprehensive Income	2

As at June 30, 2018	58

Credit risk

We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose us to credit risk arising from possible default by the counterparty. We consider the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. We, in the normal course of business, do not demand collateral. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to us.